Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

19. Commitments and contingencies

The Group leases certain of its office properties under operating lease arrangements. Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases, and the terms of the leases do not contain rent escalation, or contingent rent, renewal, or purchase options. There are no restrictions placed upon the Group by entering into these leases.

Commitments

As of December 31, 2011, the Group had lease payments under non-cancellable leases falling due as follows:

Amount
US$
2012	1,791,287
2013	321,700
2014	98,138
2015	98,138
2016 and thereafter	294,415

Total	2,603,678

As of December 31, 2011, the Group had outstanding commitments with respect to non-cancelable construction contracts for real estate development and land use rights purchases as follows:

Amount
US$
Due within 1 year	277,882,144

Contingencies

The PRC subsidiaries have complied with the requirements of their local authority to accrue for retirement benefit contributions in respect of their employees (See Note 2 (r)). However, payment of such accrued amount has not been requested by the regulatory bureau.

As at December 31, 2011, the Group provided guarantees of US$709,489,907 (2010: US$666,446,709), in favor of its customers in respect of mortgage loans granted by banks to such customers for their purchases of the Group’s properties where the underlying real estate ownership certificates can only be provided to the banks on a time delay manner due to administrative procedures in the PRC. Pursuant to the terms of the guarantees, upon default in mortgage payments by these purchasers, the Group is responsible to repay the outstanding mortgage principal together with the accrued interest and penalty owed by the defaulted purchasers to the bank and the Group is entitled to take over the legal titles and possession of the related properties. The Group’s guarantee period starts from the date of grant of the relevant mortgage loan and ends upon issuance of real estate ownership certificate which will generally be available within six to twelve months after the purchaser takes possession of the relevant property.

The fair value of the guarantees is not significant and the management considers that in case of default in payments, the net realizable value of the related properties can cover the repayment of the outstanding mortgage principal together with the accrued interest and penalty and therefore no provision has been made for the guarantees.

Upon adoption of ASC 740-10 on January 1, 2007, the Group decreased deferred tax payable by US$2,667,594 and increased unrecognized tax benefits by the same amount as ASC 740-10 specifies that tax positions for which the timing of the ultimate resolution is uncertain should be recognized as long-term liabilities. The Company also recognized additional unrecognized tax benefits of US$11,945, US$395,838 and US$671,730 for the year ended December 31, 2009, 2010 and 2011, respectively. At this time, the Company is unable to make a reasonably reliable estimate of the timing of payments in individual years beyond 12 months due to uncertainties in the timing of tax audit outcomes.